EXECUTION COPY

                                 AMENDMENT NO. 2

                  AMENDMENT NO. 2 dated as of May 4, 1999 to the Warrant Agreement referred to below, between:

                  NUCO2 INC., a corporation duly organized and validly existing under the laws of the State of Florida (the "Company"); and

                  each of the Initial Holders, including the Additional Initial Holders (as defined below), appearing under the caption "INITIAL HOLDERS" on the signature pages hereto (each, an "Initial Holder", and collectively, the "Initial Holders").

                  WHEREAS, the Company and the Initial Holders (other than SunTrust Banks, Inc. ("SunTrust")) are party to a Warrant Agreement dated as of October 31, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "Warrant Agreement");

                  WHEREAS, pursuant to the Warrant Agreement, in connection with the issuance by the Company of $30,000,000 aggregate principal amount of Senior Subordinated Notes (the "2004 Notes") and as an inducement for the purchase by the Initial Holders (other than SunTrust and Nationsbanc Montgomery Securities, Inc.) of such $30,000,000 aggregate principal amount of the Notes, the Company issued Warrants to such Initial Holders providing for the purchase of shares of Common Stock of the Company;

                  WHEREAS, in connection with the issuance by the Company of up to an additional $15,000,000 aggregate principal amount of Senior Subordinated Notes due 2005 (the "2005 Notes", and together with the 2004 Notes, the "Notes") to each of Chase Equity Associates L.P. ("Chase Capital") and SunTrust (each, a "2005 Note Initial Holder") and as an inducement for the purchase by the 2005
Note Initial Holders of up to such $ 15,00O,000 aggregate principal amount of the 2005 Notes, the Company has agreed to issue Warrants to the 2005 Note Initial Holders providing for the purchase of shares of Common Stock of the Company;

                  WHEREAS, SunTrust desires to become an Initial Holder party to the Warrant Agreement and each 2005 Note Initial Holder desires to purchase the 2005 Notes from the Company, and the Company desires to issue to the 2005 Note Initial Holders, a Warrant having the same terms as the Warrants heretofore issued by the Company and as amended (including the amendments thereto effected by this Amendment No. 2) under the Warrant Agreement (as amended hereby). The Company and the Initial Holders (including the 2005 Note Initial Holders) wish to amend the Warrant Agreement to add SunTrust as an Initial Holder thereunder and to provide for the issuance of such additional Warrants and to make other modifications to the Warrant Agreement and the Warrants heretofore issued and outstanding thereunder.



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                  Accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Warrant Agreement are used herein as defined therein.

                  Section 2. Amendments to Warrant Agreement. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the parties to the Warrant Agreement agree that the Warrant Agreement shall be amended as follows:

                  A. References in the Warrant Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Warrant Agreement as amended hereby.

                  B. Section 1.01 of the Warrant Agreement shall be amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said
Section 1.01) to read in their entirety as follows:

                           "Amendment No. 2" shall mean Amendment No. 2 dated as of May 4, 1999 to this Agreement.

                           "First 2005 Note Closing Date" shall have the meaning assigned to such term in the Senior Subordinated Note Purchase Agreement.

                           "Second 2005 Note Closing Date" shall have the meaning assigned to such term in the Senior Subordinated Note Purchase Agreement.

                           "Senior Subordinated Note Purchase Agreement" shall mean the Senior Subordinated Note Purchase Agreement dated as of October 31, 1997 between the Company, the subsidiary guarantors party thereto and the investors party thereto, as amended and in effect from time to time.

                           "2005 Note Initial Holder" shall have the meaning assigned to such term in Section 2.07 and Section 2.08 hereof.

                  C. A new Section 2.08 is added to the Warrant Agreement to read as follows:

                  "SECTION 2.08 Issuance of Additional Warrants. (a) Subject to and upon the conditions set forth in this Agreement, the Company shall issue to each of Chase Equity Associates L.P. ("Chase Capital") and SunTrust Banks, Inc. ("SunTrust" and, together with Chase Capital, the "2005 Note Initial Holders"), on the First 2005 Note Closing Date and for no cash consideration, a Warrant (the "2005 Note Warrants") in the form of Annex 1 to this Agreement covering such number of Stock Units as is equal to the



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         percentage  of the issued and  outstanding  shares of Common Stock on a fully diluted basis on the date of issuance of such 2005 Note Warrant as is specified opposite the name of such 2005 Note Initial Holder in Part A of Schedule 1 to Amendment No. 2. The number of shares of Common Stock comprising each Stock Unit covered by the 2005 Note Warrants issued under this Agreement shall be subject to adjustment as provided in Sections 6 and 7 hereof. Each 2005 Note Warrant shall constitute a Warrant, and each 2005 Note Initial Holder shall be an Initial Holder, for all purposes of this Agreement. On the First 2005 Note Closing Date, the Company shall deliver to each 2005 Note initial Holder a single certificate for the Warrant to be acquired by such Initial Holder hereunder, registered in the name of such Initial Holder.

                           (b) Subject to and upon the terms and conditions set forth in the this Agreement, on the Second 2005 Note Closing Date, the Company shall (i) issue to each 2005 Note Initial Holder (or its transferees, as the case may be) Warrants in the form of Annex 1 to this Agreement covering such number of Stock Units as is equal to the percentage of the issued and outstanding shares of the Common Stock on a fully diluted basis on the date of issuance of such Warrants as is specified opposite the name of such 2005 Note Initial Holder in Part B of Schedule I to Amendment No. 2, (ii) deliver to each 2005 Note Initial Holder a single certificate for the Warrants to be acquired by such 2005 Note Initial Holder hereunder on such date, registered in the name of such 2005 Note Initial Holder, except that, if such 2005 Note Initial Holder shall notify the Company in writing prior to such issuance that it desires certificates for Warrants to be issued in other denominations or registered in the name or names of any Person or Persons referred to in Section 5.01 (a)(i) or (ii) hereof or any nominee or nominees for its or their benefit, then the certificates for Warrants shall be issued to such 2005 Note Initial Holder in the denominations and registered in the name or names specified in such notice, and (iii) deliver to each 2005 Note Initial Holder a legal opinion from counsel to the Company in form and substance reasonably satisfactory to each 2005 Note Initial Holder. Each 2005 Note Warrant shall constitute a Warrant, and each 2005 Note Initial Holder shall be an Initial Holder, for all purposes of this Agreement."

                  D. Schedules 1 and 2 to the Warrant Agreement are hereby amended to read as set forth in Schedules 1 and 2, respectively, to this Amendment No. 2.

                  E. The form of Warrant attached as Annex 1 to the Warrant Agreement shall be amended by deleting the amount "$16.40" in the first paragraph of such form and adding in lieu thereof the amount "$6.65."

                  Section 3. Amendments to Warrants. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Company agrees for the benefit of each of holders of the Warrants heretofore issued by the Company under the Warrant Agreement, as amended and outstanding thereunder on the date hereof (the "Existing Warrants"), that each of the Existing Warrants (other than Warrant No. 5 to purchase 30,000

Stock Units held by NationsBanc Montgomery Securities, Inc. and Warrant No. 7 to purchase 43,715 Stock Units held by DK Acquisition Partners, L.P.) shall be amended by deleting the amount "$ 12.40" in the first paragraph thereof and adding in lieu thereof the amount $6.65. "

                  Section 4. Representations and Warranties.

                  (a) The Company represents and warrants to the Initial Holders that (i) the representations and warranties set forth in Section 3 of the Warrant Agreement as amended hereby are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 3 to "this Agreement" (or words of similar import) referred to the Warrant Agreement as amended by this Amendment No. 2 and (ii) no default has occurred and is continuing.

                  (b) Each 2005 Note Initial Holder represents to the Company that the representations set forth in Section 2.03 of the Warrant Agreement are true and complete with respect to such 2005 Note Initial Holder on the date of each issuance of the 2005 Note Warrants as if made on and as of such date and as if each reference in said Section 2.03 to "this Agreement" (or words of similar import) referred to the Warrant Agreement as amended by this Amendment No. 2.

                  Section 5. Conditions Precedent. As provided in Section 2 above, the amendments to the Warrant Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution and delivery of one or more counterparts of this Amendment No. 2 by the Company and Holders of at least 66-2/3% of the Restricted Warrants.

                  Section 6. Miscellaneous. Except as herein provided, the Warrant Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                                        NUCO2 INC.



                                        By: /s/ Joann Sabatino
                                            -----------------------------------
                                            Name:  Joann Sabatino
                                            Title: Chief Financial Officer/
                                                   Treasurer

                                        INITIAL HOLDERS

                                        CHASE EQUITY ASSOCIATES L.P.
                                        By Chase Capital Partners,
                                        its general partner



                                        By_____________________________________
                                          Title:


                                        ORIX USA CORPORATION



                                        By_____________________________________
                                          Title:


                                        EMPIRE  INSURANCE  COMPANY,
                                        as executed on their behalf by
                                        their  Investment Manager,
                                        Cohanzick Management, L.L.C.



                                        By_____________________________________
                                          Title:


                                        DK ACQUISITION PARTNERS, L.P.

                                        By M.H. Davidson & Co.,
                                         its general partner



                                        By_____________________________________
                                          Title:


                                        NATIONSBANC MONTGOMERY SECURITIES,
                                        INC.


                                        By_____________________________________
                                          Title:

                                        PAINEWEBBER HIGH INCOME FOND,
                                        a series of PaineWebber Managed
                                        Investments Trust



                                        By_____________________________________
                                          Title:


                                        SUNTRUST BANKS, INC.




                                        By_____________________________________
                                          Title:

                                                                      Schedule 1


PART A: First 2005 Note Closing Date                                 Percentage

CHASE EQUITY ASSOCIATES L.P.                                             3.90%

SUNTRUST BANKS, INC.                                                     0.60%
                                                                         -----
                                                  Total                  4.50%
                                                                         =====

PART B: Second 2005 Note Closing Date

CHASE EQUITY ASSOCIATES L.P.                                             1.95%

SUNTRUST BANKS, INC.                                                     0.30%
                                                                         -----
                                                  Total                  2.25%
                                                                         =====